UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AQUILA FUNDS TRUST

(Name of Registrant(s) as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

www.proxypush.com/AFT

TIME IS RUNNING OUT.
PLEASE VOTE TODAY!

Dear Shareholder,

We still need your vote on important proposals related to your investment in Aquila High Income Fund. If you vote immediately, you will help minimize the cost of outreach and you will not receive any additional calls or emails regarding the proposals.

A special meeting of shareholders of the Fund is scheduled to be held on July 12, 2024. Your vote is needed to help achieve the number of votes required to pass the proposals at the meeting.

Your vote is very important no matter how many shares you have, and we cannot move forward without your participation.

Voting online is quick and easy. Please click the secure link below to be directed to the voting site, where you will also find detailed proposal information.

http://www.proxyvote.com/AFT

Your Voting Control Number is:

Please take a moment to vote now.

The details of the special meeting are described in the proxy statement/prospectus which was previously distributed to shareholders and is available online at www.proxydocs.com/AFT. Please read the proxy statement/prospectus carefully before making any decision to approve the proposals.

Thank you for your prompt attention to this matter.

Aquila Funds Trust

* Please do not reply to this e-mail. This e-mail is for informational purposes only.

** YOUR VOTE IS NEEDED FOR THE SPECIAL MEETING **

Dear Shareholder,

We are following up on proxy materials that were recently sent to you regarding the special meeting of shareholders of Aquila High Income Fund scheduled to be held on July 12, 2024. These materials describe the proposals to be voted on at the meeting and ask for your vote on these important matters. Our records indicate that we have not received your vote.

Your vote is important. Once you have voted, your account will be removed from further communications concerning this meeting.

To record your very important vote, choose one of the options below:

●	Touch tone voting – refer to the instructions on your enclosed ballot.
●	Internet voting – refer to the instructions on your enclosed ballot.
●	Mail – return your ballot in the enclosed Business Reply Envelope.

OR

●	Speak with a live representative - Call 1-888-734-2670 (toll free) Monday through Friday between 9:00 a.m. and 6:00 p.m. EDT or Saturday between 10:00 a.m. and 2:00 p.m. EDT.

When you call this number, you will speak with a representative of Mediant, the firm assisting Aquila High Income Fund in gathering votes.

**Please be sure to have your ballot with your control number in hand when calling**

The details of the special meeting are described in the proxy statement/prospectus which was previously distributed to shareholders and is available online at www.proxydocs.com/AFT. Please read the proxy statement/prospectus carefully before making any decision to approve the proposals.

Thank you,

Aquila Funds Trust

TIME IS RUNNING OUT.
PLEASE VOTE TODAY!

Dear Shareholder,

We still need your vote on important proposals related to your investment in Aquila High Income Fund. If you vote immediately, you will help minimize the cost of outreach and you will not receive any additional calls or emails regarding the proposals.

A special meeting of shareholders of the Fund is scheduled to be held on July 12, 2024. Your vote is needed to help achieve the number of votes required to pass the proposals at the meeting.

Your vote is very important no matter how many shares you have, and we cannot move forward without your participation.

Voting is quick and easy. Please take a moment to vote now.

To record your very important vote, choose one of the options below:

●	Touch tone voting – refer to the instructions on your enclosed ballot.
●	Internet voting – refer to the instructions on your enclosed ballot.
●	Mail – return your ballot in the enclosed Business Reply Envelope.

OR

●	Speak with a live representative - Call 1-888-734-2670 (toll free) Monday through Friday between 9:00 a.m. and 6:00 p.m. EDT or Saturday between 10:00 a.m. and 2:00 p.m. EDT.

**Please be sure to have your ballot with your control number in hand when calling**

The details of the special meeting are described in the proxy statement/prospectus which was previously distributed to shareholders and is available online at www.proxydocs.com/AFT. Please read the proxy statement/prospectus carefully before making any decision to approve the proposals.

Thank you,

Aquila Funds Trust

www.proxypush.com/AFT

TIME IS RUNNING OUT.
PLEASE VOTE TODAY!

Dear Shareholder,

We still need your vote on important proposals related to your investment in Aquila Opportunity Growth Fund. If you vote immediately, you will help minimize the cost of outreach and you will not receive any additional calls or emails regarding the proposals.

A special meeting of shareholders of the Fund is scheduled to be held on July 12, 2024. Your vote is needed to help achieve the number of votes required to pass the proposals at the meeting.

Your vote is very important no matter how many shares you have, and we cannot move forward without your participation.

Voting online is quick and easy. Please click the secure link below to be directed to the voting site, where you will also find detailed proposal information.

http://www.proxyvote.com/AFT

Your Voting Control Number is:

Please take a moment to vote now.

The details of the special meeting are described in the proxy statement/prospectus which was previously distributed to shareholders and is available online at www.proxydocs.com/AFT. Please read the proxy statement/prospectus carefully before making any decision to approve the proposals.

Thank you for your prompt attention to this matter.

Aquila Funds Trust

* Please do not reply to this e-mail. This e-mail is for informational purposes only.

** YOUR VOTE IS NEEDED FOR THE SPECIAL MEETING **

Dear Shareholder,

We are following up on proxy materials that were recently sent to you regarding the special meeting of shareholders of Aquila Opportunity Growth Fund scheduled to be held on July 12, 2024. These materials describe the proposals to be voted on at the meeting and ask for your vote on these important matters. Our records indicate that we have not received your vote.

Your vote is important. Once you have voted, your account will be removed from further communications concerning this meeting.

To record your very important vote, choose one of the options below:

●	Touch tone voting – refer to the instructions on your enclosed ballot.
●	Internet voting – refer to the instructions on your enclosed ballot.
●	Mail – return your ballot in the enclosed Business Reply Envelope.

OR

●	Speak with a live representative - Call 1-888-734-2670 (toll free) Monday through Friday between 9:00 a.m. and 6:00 p.m. EDT or Saturday between 10:00 a.m. and 2:00 p.m. EDT.

When you call this number, you will speak with a representative of Mediant, the firm assisting Aquila Opportunity Growth Fund in gathering votes.

**Please be sure to have your ballot with your control number in hand when calling**

The details of the special meeting are described in the proxy statement/prospectus which was previously distributed to shareholders and is available online at www.proxydocs.com/AFT. Please read the proxy statement/prospectus carefully before making any decision to approve the proposals.

Thank you,

Aquila Funds Trust

TIME IS RUNNING OUT.
PLEASE VOTE TODAY!

Dear Shareholder,

We still need your vote on important proposals related to your investment in Aquila Opportunity Growth Fund. If you vote immediately, you will help minimize the cost of outreach and you will not receive any additional calls or emails regarding the proposals.

A special meeting of shareholders of the Fund is scheduled to be held on July 12, 2024. Your vote is needed to help achieve the number of votes required to pass the proposals at the meeting.

Your vote is very important no matter how many shares you have, and we cannot move forward without your participation.

Voting is quick and easy. Please take a moment to vote now.

To record your very important vote, choose one of the options below:

●	Touch tone voting – refer to the instructions on your enclosed ballot.
●	Internet voting – refer to the instructions on your enclosed ballot.
●	Mail – return your ballot in the enclosed Business Reply Envelope.

OR

●	Speak with a live representative - Call 1-888-734-2670 (toll free) Monday through Friday between 9:00 a.m. and 6:00 p.m. EDT or Saturday between 10:00 a.m. and 2:00 p.m. EDT.

**Please be sure to have your ballot with your control number in hand when calling**

The details of the special meeting are described in the proxy statement/prospectus which was previously distributed to shareholders and is available online at www.proxydocs.com/AFT. Please read the proxy statement/prospectus carefully before making any decision to approve the proposals.

Thank you,

Aquila Funds Trust